SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 19, 2010
                Date of Report (Date of earliest event reported)


                               BWI HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       333-145471                   N/A
(State or Other Jurisdiction          (Commission               IRS Employer
      of Incorporation)               File Number)           Identification No.)

3915 - 61st Ave. S.E., Calgary, Alberta Canada                    T2C 1V5
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (403) 255-2900
              (Registrant's Telephone number, including area code)

                                      n/a
          (Former Name or Former Address, if Changed Since Last Report)

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On August 19, 2010, Issuer's wholly owned subsidiary corporation, Budget Waste, Inc., located in Calgary, Alberta Canada, was placed into receivership with Hardie & Kelly www.insolvency.net

As of August 19th, 2010, Issuer is abandoning all claim of ownership to this subsidiary and will continue with other opportunities and possible acquisition candidates.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2010                       BWI Holdings, Inc.


                                            By: /s/ Jim Can
                                               ------------------------------
                                               Jim Can
                                               Chief Executive Officer


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